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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                July 24, 1997

                          PENN VIRGINIA CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)

                                  VIRGINIA
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               (State or Other Jurisdiction of Incorporation)

      0-753                                         23-1184320
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(Commission File No.)                      (I.R.S. Employer Identification No.)

               100 Matsonford Road Suite 200, Radnor, PA 19087
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                   (Address of Principal Executive Offices)

                                    19087
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                                  (Zip Code)


                                (610) 687-8900
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             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

         Penn Virginia Corporation issued a press release on July 22, 1997 with respect to the declaration of a two-for-one stock split and listing its common shares for trading on the New York Stock Exchange. The press release is filed as Exhibit 99 to this Form 8-K , and the text of the press release is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) The following is filed as part of this Current Report on Form 8-K:


         Exhibit                  Description

         99                       Press release dated July 22, 1997





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 24, 1997.

                                    PENN VIRGINIA CORPORATION

                                    By:



                                              /s/ STEVEN W. THOLEN
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                                             Steven W. Tholen
                                             Vice President and
                                             Chief Financial Officer